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                                                                   Exhibit 10.23

                            INVESTOR RIGHTS AGREEMENT
                                 AMENDMENT NO. 1

     Simultaneous and in connection with the execution of a Stock Purchase Agreement by and among Engage, Inc., a Delaware corporation (the "Company"), CMGI, Inc., a Delaware corporation (the "Investor"), and certain other investors, the Company and the Investor do hereby amend the Investor Rights Agreement dated as of July 20, 1999 between the Company and the Investor (the "Investor Rights Agreement") by this Amendment No. 1 to the Investor Rights Agreement, dated as of June 19, 2000 (this "Amendment").

     The Investor Rights Agreement is hereby amended by replacing the definition of "Registrable Shares" under "Section I, Certain Definitions" with the following language:

          "REGISTRABLE SHARES" means (a) the shares of Common Stock held by the Investor upon the closing of the Initial Public Offering; (b) the shares of Common Stock acquired by the Investor upon consummation of the transactions contemplated in the Agreement and Plan of Merger and Contribution between the Company, the Investor, AK Acquisition Corp., AdKnowledge, Steve Findley, John Mracek and Kevin Wandryk dated as of September 23, 1999; (c) the shares of Common Stock acquired by the Investor upon consummation of the transactions contemplated by the Agreement and Plan of Merger and Contribution among the Company, the Investor, FCET Corp., Adsmart Corporation and Flycast Communications Corporation dated as of January 19, 2000; (d) the shares of Common Stock acquired by the Investor upon consummation of the transactions contemplated by the Stock Purchase Agreement between the Company, the Investor and certain other investors dated as of June 19, 2000; and (e) any other shares of Common Stock issued in respect of such the shares of Common Stock referred to in clause (a) through (d) (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of Section 3.4 of this Agreement, is not entitled to the rights provided by this Agreement.


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

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ENGAGE, INC.                                CMGI, INC.
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By: /s/ Stephen A. Royal                    By:  /s/ Andrew J. Hadjucky
   ------------------------                     ----------------------------
Name: Stephen A. Royal                      Name:    Andrew J. Hadjucky III
Title: CFO                                  Title:   Chief Financial Officer
                                                     and Treasurer
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Address:                                    Address:

100 Brickstone Square, 5th Floor            100 Brickstone Square, 5th Floor
Andover, Massachusetts  01810               Andover, Massachusetts  01810
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Telephone No:                               Telephone No:  (978) 684-3600
Facsimile No:                               Facsimile No:   (978) 684-3601
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with copy to:                               with copy to:

Mark G. Borden, Esquire                     David T. Brewster, Esquire
Hale and Dorr LLP                           Skadden, Arps, Slate, Meagher
60 State Street                               & Flom LLP
Boston, Massachusetts 02108                 One Beacon Street, 31st Floor
                                            Boston, Massachusetts  02108
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Telephone No:  (617) 526-6000               Telephone No:  (617) 573-4800
Facsimile No:   (617) 526-5000              Facsimile No:   (617) 573-4822

Constantine Alexander, Esquire
Nutter, McClennen & Fish, LLP
One International Place
Boston, Massachusetts  02110

Telephone No:  (617) 439-2000
Facsimile No:   (617) 973-9748
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